Filed Pursuant to Rule 497(k)
Registration No. 333-17391; 811-07959

Important Notice Regarding Change in Investment Policy

PZENA MID CAP VALUE FUND
Investor Class PZVMX
Institutional Class PZIMX

(the “Fund”)

A series of Advisors Series Trust (the “Trust”)

Supplement dated April 24, 2026 to the
Summary Prospectus dated June 28, 2025

Effective, June 28, 2026, the Pzena Mid Cap Value Fund’s principal investment strategy will be revised to reflect a change in the Fund’s 80% investment policy pursuant to Rule 35d-1 under the Investment Company Act of 1940.

Accordingly, effective on June 28, 2026, the following disclosures will be revised:

The the first sentence in the first paragraph under the section titled “Principal Investment Strategies” on page 2 of the Fund’s Summary Prospectus will be deleted and restated as follows:

Under normal market conditions, the Mid Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of “mid-cap value” companies.

Please retain this Supplement with your Summary Prospectus for future reference.